Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF DATA STORAGE CORPORATION.

References to “Data Storage”, the “Company”, “we”, “us” and “our” mean Data Storage Corporation and its consolidated subsidiaries, unless the context otherwise requires.

On May 31, 2021, Data Storage Corporation (the “Company”) completed the merger (the “Merger”) contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”) with Data Storage FL, LLC, a Florida limited liability company and the Company’s wholly-owned subsidiary (the “Merger Sub”), Flagship Solutions, LLC (“Flagship”), a Florida limited liability company, and the owners (collectively, the “Equityholders”) of all of the issued and outstanding limited liability company membership interests in Flagship (collectively, the “Equity Interests”), pursuant to which the Company acquired Flagship through the merger of Merger Sub with and into Flagship (the “Closing”), with Flagship being the surviving company in the Merger and becoming as a result the Company’s wholly-owned subsidiary.

Pursuant to the Merger, all of the Equity Interests that were issued and outstanding on May 31, 2021 immediately prior to the effectiveness of the filing of the Articles of Merger by Flagship and Merger Sub with the Secretary of State of the State of Florida, were converted into the right to receive an aggregate amount equal to $11,099,343, consisting of $6,149,343, paid in cash, and up to $4,950,000, payable in shares of the Company’s common stock, subject to reduction by the amount by which the valuation of Flagship (the “Flagship Valuation”), as calculated based on Flagship’s unaudited pro forma 2018 financial statements and audited 2019 and 2020 financial statements (the “2020 Audit”), is less than $10,500,000. Within fifteen (15) days after completion of the audit of Flagship’s financial statements for its 2019, 2020 and 2021 fiscal years (the “2021 Audit”), we will pay the Equityholders up to $4,950,000, payable in shares of the Company’s common stock, the number of shares to be based on the amount by which the Flagship Valuation, as calculated based on the 2021 Audit, exceeds $5,550,000, subject to a cap of $4,950,000. The cash merger consideration paid by us to the Equityholders at Closing reflects adjustments made, on a dollar-for-dollar basis, for certain excluded liabilities assumed by us at Closing and for the amount by which Flagship’s estimated net working capital at Closing was more than the target working capital amount specified in the Merger Agreement.

The following unaudited pro forma condensed combined financial statements, which are referred to as the unaudited pro forma financial statements, have been prepared to assist in the analysis of financial effects of the Merger. The unaudited pro forma combined condensed statements of operations, which are referred to as the unaudited pro forma statements of operations, combine the historical consolidated statements of operations of Data Storage and Flagship, giving effect to the Merger, as if it had been completed on the first day of the period. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 were derived from the condensed consolidated financial statements of Data Storage for the year ended December 31, 2020, and the condensed financial statements of Flagship for the three months ended March 31, 2021 and for the year ended December 31, 2020. The unaudited pro forma condensed combined balance sheet, which is known as the unaudited pro forma balance sheet, combines the historical balance sheets of Data Storage and Flagship as of March 31, 2021 and December 31, 2020, giving effect to the Merger, as if it had been completed on the first day of the period presented. The historical financial statements of Flagship have been adjusted to reflect certain reclassification and other conforming adjustments in order to align to Data Storage condensed financial statement presentation.

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Assumptions and estimates underlying the adjustments to the unaudited pro forma financial statements, which are referred to as the pro forma adjustments, are described in the accompanying notes. The historical consolidated financial statements have been adjusted in the unaudited pro forma financial statements to give effect to pro forma events that are directly attributable to the (1) Merger; (2) reverse stock split; and (3) this public offering. The unaudited pro forma financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Merger and other transactions occurred on the dates indicated. Further, the unaudited pro forma financial statements do not purport to project the future operating results or financial position of the combined company following the Merger. The unaudited pro forma financial statements include the assets and liabilities of Flagship adjusted for Data Storage’s historical cost basis. The final purchase price allocation may be materially different than that reflected in the pro forma purchase price allocation presented herein.

The unaudited pro forma financial statements, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, do not reflect the benefits of expected synergies or cost savings (or associated synergies or costs to achieve such savings), opportunities to earn additional revenue, or other factors that may result as a consequence of the Merger and, accordingly, do not attempt to predict or suggest future results. Further, the unaudited pro forma financial statements do not reflect (i) any other acquisition subsequent to the balance sheet date presented or (ii) the effect of any regulatory actions that may impact the results of the combined partnership following the Merger.

The unaudited pro forma financial statements have been developed from and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma financial statements;

●	the historical consolidated financial statements of Data Storage Corporation’s for the three months ended March 31, 2021 and for the year ended December 31, 2020 filed as a part of the registration of which this prospectus forms a part; and

●	the historical financial statements of Flagship for the three months ended March 31, 2021 and for the year ended December 31, 2020 filed as an exhibit to the registration statement of which this prospectus forms a part.

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DATA STORAGE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEETS
MARCH 31, 2021
(Unaudited)

	Data Storage Corporation And Subsidiaries	Flagship Solutions	Adjustments		Consolidated Balance

ASSETS
Current Assets:
Cash and cash equivalents	$634,312	$93,023	$2,148,595	(1)(3)	$2,875,930
Accounts receivable (less allowance for doubtful accounts of $30,000 in 2020 and 2019)	724,683	3,202,830	—		3,927,513
Prepaid expenses and other current assets	529,490	522,698	—		1,052,188
Total Current Assets	1,888,485	3,818,551	2,148,595		7,855,631

Property and Equipment:
Property and equipment	8,152,661	31,188	(25,748	)(1)	8,158,101
Less—Accumulated depreciation	(5,762,511)	(25,748)	25,748	(1)	(5,762,511)
Net Property and Equipment	2,390,150	5,440	—		2,395,590

Other Assets:

Goodwill	3,015,700	—	—		3,015,700
Intangibles yet to be allocated	—	—	10,156,578	(1)	10,156,578
Operating lease right-of-use assets	220,419	—	—		220,419
Other assets	49,654	22,500	—		72,154
Intangible assets, net	407,435	33,553	—		440,988
Total Other Assets	3,693,208	56,053	10,156,578		13,905,839

Total Assets	$7,971,843	$3,880,044	$12,305,173		$24,157,060

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LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$1,538,231	$2,559,503	$—		$4,097,734
Contingent consideration	—	—	4,950,000	(1)	4,950,000
Dividend payable	1,154,556	—	(1,154,556	)(3)	—
Deferred revenue	402,404	70,476	—		472,880
Line of credit	24	700,000	(700,000	)(1)	24
Finance leases payable	171,099	—	—		171,099
Finance leases payable related party	1,102,488	—	—		1,102,488
Operating lease liabilities short term	105,319	—	—		105,319
Note payable	455,200	300,405	—		755,605
Total Current Liabilities	4,929,321	3,630,384	3,095,444		11,655,149

Note payable long term	26,777	516,795	(509,900	)(1)	33,672
Operating lease liabilities long term	125,391	—	—		125,391
Finance leases payable, long term	208,035	—	—		208,035
Finance leases payable related party, long term	757,733	—	—		757,733
Total Long Term Liabilities	1,117,936	516,795	(509,900)		1,124,831

Total Liabilities	6,047,257	4,147,179	2,585,544		12,779,980

Stockholders’ Equity:
Preferred stock,	1,402	—	(1,402	)(3)	—
Common stock	3,213	—	1,644	(3)	4,857
Additional paid in capital	17,787,956	—	9,452,252	(3)	27,240,208
Accumulated deficit	(15,771,521)	(267,135)	267,135	(1)	(15,771,521)
Total Data Storage Corp Stockholders’ Equity	2,021,050	(267,135)	9,719,629		11,473,544
Non-controlling interest in consolidated subsidiary	(96,464)	—	—		(96,464)
Total Stockholder’s Equity	1,924,586	(267,135)	9,719,629		11,377,080
Total Liabilities and Stockholders’ Equity	$7,971,843	$3,880,044	$12,305,173		$24,157,060

The accompanying notes are an integral part of these consolidated Financial Statements.

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DATA STORAGE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Three Months Ended March 31, 2021
(Unaudited)

	Data Storage Corporation And Subsidiaries	Flagship Solutions	Adjustments		Consolidated Balance

Sales	$2,574,691	$3,911,081	$—		$6,485,772

Cost of sales	1,420,899	3,315,273	—		4,736,172

Gross Profit	1,153,792	595,808	—		1,749,600

Selling, general and administrative	1,118,407	626,205	—		1,744,612

Income (loss) from Operations	35,385	(30,397)	—		4,988

Other Income (Expense)
Interest income	2	—	—		2
Interest expense	(35,047)	(7,927)	7,927	(1)	(35,047)
Gain on contingent liability	—	—	—		—
Other income	—	—	—		—
Total Other Income (Expense)	(35,045)	(7,927)	7,927		(35,045)

Income (loss) before provision for income taxes	340	(38,324)	7,927		(30,057)

Provision for income taxes	—	—	—

Net Income	340	(38,324)	7,927		(30,057)

Non-controlling interest in consolidated subsidiary	1,759	—	—		—

Net Income attributable to Data Storage Corp	2,099	(38,324)	7,927		(30,057)

Preferred Stock Dividends	(38,883)	—	38,883	(3)	—

Net Income (Loss) Attributable to Common Stockholders	$(36,784)	$(38,324)	$46,810		$(30,057)

Earnings (Loss) per Share – Basic					$(0.01)
Earnings (Loss) per Share – Diluted					$(0.01)
Weighted Average Number of Shares - Basic					$4,857,291
Weighted Average Number of Shares - Diluted					$4,857,291

The accompanying notes are an integral part of these consolidated Financial Statements.

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DATA STORAGE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2020
(Unaudited)

	Data Storage Corporation And Subsidiaries	Flagship Solutions	Adjustments		Consolidated Balance

ASSETS
Current Assets:
Cash and cash equivalents	$893,598	$100,292	$2,187,477	(1)(3)	$3,181,367
Accounts receivable (less allowance for doubtful accounts of $30,000 in 2020 and 2019)	554,587	1,670,012	—		2,224,599
Prepaid expenses and other current assets	239,472	13,773	—		253,245
Total Current Assets	1,687,657	1,784,077	2,187,477		5,659,211

Property and Equipment:
Property and equipment	7,845,423	31,189	(25,068	)(1)	7,851,544
Less—Accumulated depreciation	(5,543,822)	(25,068)	25,068	(1)	(5,543,822)
Net Property and Equipment	2,301,601	6,121	—		2,307,722

Other Assets:

Goodwill	3,015,700	—	—		3,015,700
Intangibles yet to be allocated	—	—	10,443,254	(1)	10,443,254
Operating lease right-of-use assets	241,911	—	—		241,911
Other assets	49,310	22,500	—		71,810
Intangible assets, net	455,935	34,379	—		490,314
Total Other Assets	3,762,856	56,879	10,443,254		14,262,989

Total Assets	$7,752,114	$1,847,077	$12,630,731		$22,229,922

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LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$979,552	$666,368	$—		$1,645,920
Contingent consideration	—	—	4,950,000	(1)	4,950,000
Dividend payable	1,115,674	—	(1,115,674	)(3)	—
Deferred revenue	461,893	217,320	—		679,213
Line of credit	24	375,000	(375,000	)(1)	24
Finance leases payable	168,139	—	—		168,139
Finance leases payable related party	1,149,403	—	—		1,149,403
Operating lease liabilities short term	104,549	—	—		104,549
Note payable	374,871	245,435	—		620,306
Total Current Liabilities	4,354,105	1,504,123	3,459,326		9,317,554

Note payable long term	107,106	571,765	(509,900	)(1)	168,971
Operating lease liabilities long term	147,525	—	—		147,525
Finance leases payable, long term	247,677	—	—		247,677
Finance leases payable related party, long term	974,743	—	—		974,743
Total Long Term Liabilities	1,477,051	571,765	(509,900)		1,538,916

Total Liabilities	5,831,156	2,075,888	2,949,426		10,856,470

Stockholders’ Equity:
Preferred stock,	1,402	—	(1,402	)(3)	—
Common stock	128,539	—	(123,682	)(3)	4,857
Additional paid in capital	17,620,459	—	9,577,578	(3)	27,198,037
Accumulated deficit	(15,734,737)	(228,811)	228,811	(1)	(15,734,737)
Total Data Storage Corp Stockholders’ Equity	2,015,663	(228,811)	9,681,305		11,468,157
Non-controlling interest in consolidated subsidiary	(94,705)	—	—		(94,705)
Total Stockholder’s Equity	1,920,958	(228,811)	9,681,305		11,373,452
Total Liabilities and Stockholders’ Equity	$7,752,114	$1,847,077	$12,630,731		$22,229,922

The accompanying notes are an integral part of these consolidated Financial Statements.

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DATA STORAGE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
December 31, 2020
(Unaudited)

	Data Storage Corporation And Subsidiaries	Flagship Solutions	Adjustments		Consolidated Balance

Sales	$9,320,933	$8,851,260	$—		$18,172,193

Cost of sales	5,425,205	6,469,914	—		11,895,119

Gross Profit	3,895,728	2,381,346	—		6,277,074

Selling, general and administrative	3,896,791	2,300,547	—		6,197,338

Income (loss) from Operations	(1,063)	80,799	—		79,736

Other Income (Expense)
Interest income	24	—	—		24
Interest expense	(175,602)	(44,958)	44,958	(1)	(175,602)
Gain on contingent liability	350,000	—	—		350,000
Other income	—	—	—		—
Total Other Income (Expense)	174,422	(44,958)	44,958		174,422

Income (loss) before provision for income taxes	173,359	35,841	44,958		254,158

Provision for income taxes	—	—	—

Net Income	173,359	35,841	44,958		254,158

Non-controlling interest in consolidated subsidiary	26,657	—	—		—

Net Income attributable to Data Storage Corp	200,016	35,841	44,958		254,158

Preferred Stock Dividends	(144,677)	—	144,677	(3)	—

Net Income (Loss) Attributable to Common Stockholders	$55,339	$35,841	$189,635		$254,158

Earnings (Loss) per Share – Basic					$0.05
Earnings (Loss) per Share – Diluted					$0.06
Weighted Average Number of Shares - Basic					7,270,156
Weighted Average Number of Shares - Diluted					6,216,413

The accompanying notes are an integral part of these consolidated Financial Statements.

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DATA STORAGE CORPORATION AND SUBSIDIARIES

NOTES TO PROFORMA FINANCIAL STATEMENTS

(Unaudited)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma consolidated balance sheet has been derived from the historical financial statements of Data Storage after giving effect to the acquisition of Flagship.

Historical financial information has been adjusted in the pro forma balance sheet and statements of operations to give effect to pro forma events that are: directly attributable to the (1) Merger; (2) reverse stock split; and (3) the public offering.

Under the terms of the Merger Agreement and in connection with the Merger, Data Storage acquired all assets of Flagship. As a result of the transaction, (i) Data Storage is the sole shareholder of Flagship, and Flagship has become a wholly-owned subsidiary of the Company; (ii) Flagship’s financial statements has been consolidated with the Consolidated Financial Statements of Data Storage (collectively, the “Merger Transaction”).

The unaudited pro forma consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

2. MERGER CONSIDERATION STRUCTURE

The following details the merger with Flagship:

●	$6,149,343 was paid in cash to Equityholders at Closing, subject to: (1) reduction for Excluded Liabilities, and (2) adjustment in connection with a NWC adjustment pursuant to Section 1.9(a) (i.e., Closing NWC is more or less than Target NWC). Any Excluded Liabilities or downward NWC adjustment at Closing would reduce the $5,550,000 Closing cash payment on a dollar-for-dollar basis. The Closing cash payment is not subject to adjustment based on the 2020 Audit-related Company Valuation.

●

Upon completion of the 2021 Audit, the Equityholders will receive additional shares of our common stock equal to the excess of: (1) the Company Valuation calculated based on 2021 Audit (up to a maximum of $10,500,000), over (2) the $5,550,000 base Closing cash payment (ignoring for this purpose any reduction relating to Excluded Liabilities or adjustment relating to a NWC adjustment).

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Consideration from DSC

Cash	$6,149,343
Contingent consideration	4,950,000
Total Consideration	11,099,343

Allocation of purchase price
Cash	212,068
Accounts receivable	1,389,263
Prepaid expenses	127,574
Equipment	4,986
Security deposit	22,500
Website and Digital Assets	33,002
Intangibles yet to be allocated	10,200,340
Accounts payable and accrued expenses	(514,355)
Note payable	(307,300)
Deferred Revenue	(68,736)
Total allocation of purchase price	$11,099,343

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet are as follows:

(1)	To give effect to the Merger of Flagship that excludes Flagship’s liabilities per the purchase agreement such as accounts payable and accrued expenses, line of credit, and note payable.

(2)	To record the 1-for 40 reverse stock split.

(3)	To record this offering where as the Company will be selling 1,600,000 shares of common stock for net proceeds of approximately $9,453,294, conversion of 1,401,786 shares of preferred stock into 43,806 shares of common stock, and cash payments for dividends payable and fees related to the equity raise.

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